EXHIBIT 99.2
                               PURCHASE AGREEMENT


         This Purchase Agreement (this "Agreement"), dated as of April __, 2002, is entered into between ______________ (the "Purchaser") and FelCor Lodging Trust Incorporated (the "Seller").

         WHEREAS, the Purchaser desires to purchase from Seller, and Seller desires to issue and sell to Purchaser, _______ depositary shares (the "Depositary Shares"), each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock of the Seller, $0.01 par value per share (the "Preferred Stock");

         WHEREAS, the Depositary Shares will be issued by SunTrust Bank (formerly known as SunTrust Bank, Atlanta), as Depositary (the "Depositary"), under a Deposit Agreement dated as of April 30, 1998, as amended by the Supplement and Amendment to Deposit Agreement dated as of April 1, 2002 (the "Deposit Agreement"), among the Seller, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder; and

         WHEREAS, the Depositary Shares will be evidenced by Depositary Receipts issued pursuant to the Deposit Agreement (the "Depositary Receipts") and the Preferred Stock, the Depositary Shares and the Depositary Receipts are described in the Prospectus (as defined below) and are collectively referred to herein as the "Securities."

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

         1. Purchase and Sale. Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase from Seller, and Seller agrees to issue and sell to Purchaser, _________ Depositary Shares at a price per share of $24.37 for an aggregate purchase price of $___________ (the "Purchase Price").

         2.   Representations   and  Warranties  of  Purchaser.   The  Purchaser
represents and warrants to the Seller that:

                  (a) Due Authorization. The Purchaser is duty authorized to purchase the Shares. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or
         (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

                  (b) Prospectus and Prospectus Supplement. The Purchaser has received a copy of Seller's Prospectus dated March 3, 1998 and
         Prospectus Supplement dated April 1, 2002 (collectively, the "Prospectus") within two business days of the date hereof.

                  (c) Not a Party in Interest; Disqualified Person. With respect to Seller, Purchaser is not a "party in interest" as such phrase is used in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "disqualified person" as such phrase is used in the Internal Revenue Code of 1986, as amended (the "Code").

                  (d)  Not  a  Prohibited  Transaction.   The  purchase  of  the
         Depositary Shares from Seller will not give rise to a nonexempt "prohibited transaction" under ERISA or the Code.

                  (e) Not Specially Formed. The Purchaser (i) is a recently organized, non-diversified, close-end management investment company,
         (ii) was not formed for the specific purpose of acquiring the Depositary Shares and (iii) has and will have other securities in its portfolio.

         3. Representations and Warranties of Seller. Seller represents and warrants to the Purchaser that:

                  (a) Due Authorization. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or
         (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

                  (b) Organization and Authority. Seller has been duly organized and is validly existing in good standing under the laws of the State of Maryland, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus.

                  (c) Issuance of the Shares. The Depositary Shares to be issued and sold to the Purchaser hereunder and the Preferred Stock have been validly authorized by the Seller. When the Preferred Stock and the

         Depositary Receipts evidencing the Depositary Shares representing interests in such Preferred Stock are issued and delivered against payment therefor as provided in this Agreement and the Deposit Agreement, the Preferred Stock will be duly and validly issued, fully paid and nonassessable. The deposit of the Preferred Stock by the Seller with the Depositary pursuant to the Deposit Agreement has been duly authorized and, when the Depositary Shares are issued and delivered in accordance with the terms of the Deposit Agreement, the Depositary Shares will represent legal and valid interests in the Preferred Stock as provided in the Deposit Agreement. Assuming due authorization, execution and delivery of any Deposit Agreement by the Depositary, each Depositary Share, if any, will represent the interest described in the Prospectus in a validly issued, outstanding, fully paid and nonassessable share of Preferred Stock. Assuming due execution and delivery of the Depositary Receipts, if any, by the Depositary pursuant to such Deposit Agreement, the Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement. The form of certificates evidencing the Preferred Stock comply with all applicable requirements of Maryland law. The Depositary Receipts are in due and proper form.

                  (d) Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller.

         4. Conditions to Obligations of the Parties. The obligations of the parties hereto to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

                  (a) each of the representations and warranties of the parties hereto shall be true and correct in all respects; and

                  (b) at the Closing, the Purchaser shall have received and may rely on the favorable opinions of counsel to the Seller to the effect as set forth in Exhibit A and Exhibit B to the Placement Agency
         Agreement between the Placement Agent (as defined therein) and the Seller, dated April 1, 2002, and a certificate of the officers of the Seller, dated as of the Closing, in form and substance reasonably satisfactory to the Purchaser.

         5. Closing. The transactions contemplated hereby shall be consummated on April 4, 2002 or such other time as shall be agreed upon by the Purchaser and the Seller (such time and date of payment and delivery being herein called the "Closing"). At the Closing, Seller shall cause the Depositary to deposit the Depositary Shares with The Depository Trust Company, which shall deliver the

Depositary Shares to a custodian on behalf of the Purchaser. Upon such delivery, the Purchaser shall wire transfer to an account designated by Seller immediately available funds in the amount of the Purchase Price for the Depositary Shares.

         6. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York.

         7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

         8.   Counterparts.   This   Agreement   may  be  executed  in  separate
counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                    FELCOR LODGING TRUST INCORPORATED


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:




                                    -----------------------------------------



                                    By:
                                       --------------------------------------
                                               Authorized Signatory